EX-99.d.5.i

[FORM OF] AMENDMENT NO. 3
TO
SCHEDULE 1
OF THE SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 3 to SCHEDULE 1 dated _________________, 2022 to the Sub-Advisory Agreement (the “Agreement”) dated May 30, 2019, between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust (the “Investment Manager”), and MACQUARIE INVESTMENT MANAGEMENT GLOBAL LIMITED (the “Sub-Adviser”), amends the list the Funds for which the Sub-Adviser provides investment sub-advisory services pursuant to the Agreement.

FUND	EFFECTIVE DATE
Delaware Group® Adviser Funds
Delaware Diversified Income Fund	May 30, 2019

Delaware Group® Cash Reserve
Delaware Investments Ultrashort Fund	May 30, 2019

Delaware Group® Equity Funds IV
Delaware Special Situations Fund	October 4, 2019
Delaware Floating Rate II Fund	October 4, 2019
Delaware Fund for Income	October 4, 2019
Delaware International Opportunities Bond Fund	October 4, 2019
Delaware Investment Grade Bond Fund	October 4, 2019
Delaware Limited Duration Bond Fund	October 4, 2019
Delaware Strategic Income II Fund	October 4, 2019

Delaware Group® Equity Funds V
Delaware Wealth Builder Fund	May 30, 2019

Delaware Group Foundation Funds
Delaware Strategic Allocation Fund (formerly	May 30, 2019
Delaware Foundation Moderate Allocation Fund)

Delaware Group Government Funds
Delaware Emerging Markets Debt Fund	May 30, 2019
Delaware Strategic Income Fund	May 30, 2019

Delaware Group Income Funds
Delaware Corporate Bond Fund	May 30, 2019
Delaware Extended Duration Bond Fund	May 30, 2019
Delaware Floating Rate Fund	May 30, 2019
Delaware High Yield Opportunities Fund	May 30, 2019

Delaware Group Limited Term Government Funds
Delaware Limited Term Diversified Income Fund	May 30, 2019

Delaware Pooled Trust
Macquarie Core Plus Bond Portfolio	May 30, 2019
Macquarie High Yield Bond Portfolio	May 30, 2019

Ivy Funds
Delaware Ivy Balanced Fund	April 30, 2021
Delaware Ivy Core Bond Fund	March __, 2022
Delaware Ivy Corporate Bond Fund	April 30, 2021
Delaware Ivy Crossover Credit Fund	April 30, 2021
Delaware Ivy Global Bond Fund	April 30, 2021
Delaware Ivy Government Securities Fund	April 30, 2021
Delaware Ivy High Income Fund	April 30, 2021
Delaware Ivy Limited-Term Bond Fund	April 30, 2021
Delaware Ivy ProShares Interest Rate Hedged High	April 30, 2021
Yield Index Fund
Delaware Ivy ProShares S&P 500 Bond Index Fund	April 30, 2021
Delaware Ivy Apollo Strategic Income Fund	November 15, 2021
Delaware Ivy Apollo Multi-Asset Income Fund	November 15, 2021
Delaware Ivy Pictet Emerging Markets Local Currency	November 15, 2021
Debt Fund
Delaware Ivy Pictet Targeted Return Bond Fund	November 15, 2021
Delaware Ivy Pinebridge High Yield	November 15, 2021

Ivy Variable Insurance Portfolios
Delaware Ivy VIP Asset Strategy	April 30, 2021
Delaware Ivy VIP Balanced	April 30, 2021
Delaware Ivy VIP Corporate Bond	April 30, 2021
Delaware Ivy VIP Global Bond	April 30, 2021
Delaware Ivy VIP High Income	April 30, 2021
Delaware Ivy VIP Limited-Term Bond	April 30, 2021

Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 3 as of the dates set forth above.

DELAWARE MANAGEMENT COMPANY,	MACQUARIE INVESTMENT
A series of Macquarie Investment Management	MANAGEMENT GLOBAL LIMITED
Business Trust

By:	By:
Name:	Name:
Title:

By:
Name:
Title:

Agreed to and accepted as of the day and year first above written:

DELAWARE GROUP® ADVISER FUNDS

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE GROUP® CASH RESERVE

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE GROUP® EQUITY FUNDS IV

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE GROUP® EQUITY FUNDS V

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE GROUP® FOUNDATION FUNDS

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE GROUP® GOVERNMENT FUNDS

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE GROUP® INCOME FUNDS

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE GROUP® LIMITED TERM GOVERNMENT FUNDS

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE POOLED TRUST

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

IVY FUNDS

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration

IVY VARIABLE INSURANCE PORTFOLIOS

By
Name:	Daniel Geatens
Title:	Head, US Fund Administration